United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
August 8, 2008
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 5.02. Compensatory Arrangements of Certain Officers.
     Employment Agreements
     On August 8, 2008, the compensation committee of Lender Processing Services, Inc. (the “Company”) approved and the Company entered into employment agreements with each of Jeffrey S. Carbiener, Francis K. Chan, Daniel T. Scheuble and Eric D. Swenson. Messrs. Carbiener, Chan, Scheuble and Swenson are named executive officers of the Company. Each executive’s employment agreement provides for a three-year term expiring on December 31, 2011, and contains a provision for automatic annual extensions following the initial three-year period and continuing thereafter unless either party provides timely notice that the term should not be extended. In connection with its approval of the employment agreements, the Company’s compensation committee approved a new annual base salary and annual cash bonus target under the Company’s annual incentive plan for each of Messrs. Carbiener, Chan, Scheuble and Swenson, as further described below.
     Mr. Carbiener’s employment agreement provides that he will serve as the Company’s President and Chief Executive Officer, and will receive a minimum annual base salary of $850,000. Under his employment agreement, Mr. Carbiener’s annual cash bonus target under the Company’s annual incentive plan will be 150% of his base salary, with higher or lower amounts payable depending on performance relative to targeted results.
     Mr. Chan’s employment agreement provides that he will serve as the Company’s Executive Vice President and Chief Financial Officer, and will receive a minimum annual base salary of $350,000. Under his employment agreement, Mr. Chan’s annual cash bonus target under the Company’s annual incentive plan will be 100% of his base salary, with higher or lower amounts payable depending on performance relative to targeted results.
     Mr. Scheuble’s and Mr. Swenson’s employment agreements provide that each of them will serve as an Executive Vice President and Co-Chief Operating Officer of the Company, and that Mr. Scheuble and Mr. Swenson will receive minimum annual base salaries of $490,000 and $540,000, respectively. Under their employment agreements, Mr. Scheuble’s and Mr. Swenson’s annual cash bonus targets under the Company’s annual incentive plan will be 125% of their respective base salaries, with higher or lower amounts payable depending on performance relative to targeted results.
     Under the employment agreements, each executive is entitled to supplemental disability insurance sufficient to provide at least 2/3 of his pre-disability base salary, and the executive and his eligible dependents are entitled to medical and other insurance coverage the Company provides to its other top executives as a group. Each executive is also entitled to customary executive benefits under their employment agreements, including participation in the Company’s equity incentive plans, and are subject to customary post-employment restrictive covenants.
     If, during the term of the employment agreement, (i) an executive’s employment is terminated by the Company for any reason other than “cause,” death or disability, or (ii) an executive terminates his employment for “good reason,” the executive will be entitled to receive the following compensation and benefits:
•	any earned but unpaid base salary and any expense reimbursement payments owed and any earned but unpaid annual bonus payments relating to the prior year;

•	a pro rated target bonus for the year in which the termination occurs;

•	a lump-sum payment equal to 300%, except in the case of Mr. Chan who is entitled to receive 200%, of the sum of the executive’s (1) annual base salary and (2) the highest annual bonus paid to the executive within the three years preceding his termination or, if higher, the target bonus opportunity in the year in which the termination of employment occurs;

•	immediate vesting and/or payment of all equity awards, except those awards which are based upon satisfaction of performance criteria which shall vest only in accordance with their express terms; and

•	for as long as the executive pays the full monthly premiums for COBRA coverage, continued receipt of health and dental insurance benefits for a period of 3 years, reduced by comparable benefits he may receive from another employer, together with a lump sum cash payment equal to 36 monthly medical and dental COBRA premiums based on the executive’s level of coverage on the date of termination.
For purposes of the employment agreements, a termination of employment by the executive for “good reason” includes, among others, a termination based on the occurrence within six months immediately preceding or within two years immediately following a “change in control” of:
•	a material adverse change in the executive’s status, authority or responsibility;

•	a change in the person to whom the executive reports that results in a material adverse change to the executive’s service relationship or the conditions under which he performs his duties;

•	a material adverse change in the position to whom the executive reports or a material diminution in the authority, duties or responsibilities of that position;

•	a material diminution in the budget over which the executive has managing authority; or

•	a material change in the geographic location of Employee’s principal place of employment.
     The foregoing summary of the terms of the employment agreements is qualified in its entirety by reference to Messrs. Carbiener’s, Chan’s, Scheuble’s and Swenson’s employment agreements, which are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively. Further information concerning Messrs. Carbiener, Chan, Scheuble and Swenson is included in Exhibit 99.1 to the Company’s Form 10 filed with the Securities and Exchange Commission on June 19, 2008.
     Mr. Foley’s Compensation
     The Company’s compensation committee also approved base salary and an annual cash bonus target under the Company’s annual incentive plan for William P. Foley, II, its Chairman of the Board. Mr. Foley will receive a base salary of $275,000, and his annual cash bonus target under the Company’s annual incentive plan will be 100% of his base salary, with higher or lower amounts payable depending on performance relative to targeted results.
     Long-Term Incentive Compensation
     On August 13, 2008, the Company granted options to purchase shares of its common stock, par value $0.0001 per share, and restricted shares of the Company’s common stock to the following officers in the amounts set forth opposite their names:

Name	Options	Restricted Stock
William P. Foley, II	250,000	75,000
Jeffrey S. Carbiener	250,000	75,000
Francis K. Chan	50,000	15,000
Daniel T. Scheuble	100,000	30,000
Eric D. Swenson	100,000	30,000
     The options were granted pursuant to the Lender Processing Services, Inc. 2008 Omnibus Incentive Plan (the “Omnibus Plan”), and have an exercise price equal to the fair market value of our common stock on the date of grant and a seven year term. The options vest proportionately over three years on the anniversary of the date of grant. In the event of a change in control of the Company, the options will fully vest and become exercisable. Each option grant is evidenced by a notice of stock option grant and stock option agreement substantially in the form attached hereto as Exhibit 99.5, and the foregoing summary of the terms of the options is qualified in its entirety by reference to the Omnibus Plan and the notices and stock option agreements.
     The shares of restricted stock were also granted pursuant to the Omnibus Plan, and the restrictions on such shares lapse with respect to one-third of the aggregate number of shares granted on the first three anniversaries of the date of grant. In the event of a change in control of the Company, the restrictions lapse fully and the shares become unrestricted. Each restricted stock award is evidenced by a notice of restricted stock grant and restricted stock award agreement substantially in the form attached hereto as Exhibit 99.6, and the foregoing summary of the terms of the restricted stock awards is qualified in its entirety by reference to the Omnibus Plan and the notices and restricted stock award agreements.
Item 9.01. Financial Statements and Exhibits.

99.1	Employment Agreement between the Company and Jeffrey S. Carbiener, dated August 8, 2008.

99.2	Employment Agreement between the Company and Francis K. Chan, dated August 8, 2008.

99.3	Employment Agreement between the Company and Daniel T. Scheuble, dated August 8, 2008.

99.4	Employment Agreement between the Company and Eric D. Swenson, dated August 8, 2008.

99.5	Form of Notice of Stock Option Grant and Stock Option Agreement.

99.6	Form of Notice of Restricted Stock Grant and Restricted Stock Award Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: August 14, 2008	By:	/s/ Francis K. Chan
Francis K. Chan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Employment Agreement between the Company and Jeffrey S. Carbiener, dated August 8, 2008.

99.2	Employment Agreement between the Company and Francis K. Chan, dated August 8, 2008.

99.3	Employment Agreement between the Company and Daniel T. Scheuble, dated August 8, 2008.

99.4	Employment Agreement between the Company and Eric D. Swenson, dated August 8, 2008.

99.5	Form of Notice of Stock Option Grant and Stock Option Agreement.

99.6	Form of Notice of Restricted Stock Grant and Restricted Stock Award Agreement.